Exhibit 21.1
SUBSIDIARIES OF REGISTRANT

State or Country
Name of Subsidiary	of Incorporation
ACT (GER) QRS 15-58, Inc.	Delaware
ACT Grundstücksverwaltungs
GmbH & Co. KG	Germany
ACT Grundstücksverwaltungs
Management GmbH & Co. KG	Germany
ADS2 (CA) QRS 11-41, Inc.	California
ADVA 15 (GA) LLC	Delaware
ADV-QRS 15 (GA) QRS 15-4, Inc.	Delaware
AMPD (DE) Limited Partnership	Delaware
AMPD GP (DE) QRS 15-35, Inc.	Delaware
AMPD LP (DE) Trust	Maryland
Auto (FL) QRS 11-39, Inc.	Florida
Autopress (GER) LLC	Delaware
BB (Multi) Limited Partnership	Delaware
BB 11 (MD)	Maryland
BBA Invest SCI	France
BBA-2 EURL	France
BBA-I SARL	France
Beaver MM (POL) QRS 15-86, INC.	Delaware
Belgov (DE) QRS 15-66, Inc.	Delaware
Best (Multi) QRS 11-55, Inc.	Delaware
BeW Kfz-Service GmbH & Co. KG	Germany
BeW Kfz-Service Verwaltungs-GmbH	Germany
BFS (DE) LP	Delaware
BN (CT) QRS 11-57, INC.	Delaware
BN (MA) QRS 11-58, Inc.	Delaware
Bolder (CO) QRS 11-44, Inc.	Delaware
Bolt (DE) Limited Partnership	Delaware
Bolt (DE) QRS 15-26, Inc.	Delaware
Bolt (DE) Trust	Maryland
Bone (DE) QRS 15-12, Inc.	Delaware
Bos Club LL (MA) LLC	Delaware
Bos Club Manager (MA)
QRS 15-93, Inc.	Delaware
Bradford Jersey Limited	United Kingdom
Brelade Holdings Ltd.	Cyprus
BRY-PL (DE) Limited Partnership	Delaware
BRY-PL (MD) Trust	Maryland
BRY-PL GP (DE) QRS 15-57, Inc.	Delaware
BVNY (DE) LLC	Delaware
BVNY (DE) MM QRS 11-65, Inc.	Delaware
BVS (NY) QRS 11-64, INC.	Delaware
Cards (CA) QRS 11-37, Inc.	Delaware
Cards Limited Liability Company	Delaware
Carey Baths (Ireland) Limited	Ireland
Carey Finance SARL	Luxembourg
Carlog 1 SARL	France
Carlog 2 SARL	France
Carlog SCI	France
CPA®:15 2007 10-K — 86

Exhibit 21.1
SUBSIDIARIES OF REGISTRANT (Continued)

State or Country
Name of Subsidiary	of Incorporation
CC (ILVA) GP QRS 11-66, Inc.	Delaware
CC (ILVA) L.P.	Delaware
CC (ILVA) Trust	Maryland
CCARE (Multi) GP QRS 11-60, Inc.	Delaware
CCARE (Multi) Limited Partnership	Delaware
CFP (MD) QRS 11-30, Inc.	Maryland
CFP (MD) QRS 11-33, Inc.	Maryland
CFP Associates	Kentucky
CIP Acquisition Incorporated	Maryland
CIP Finance Company (UK)
QRS 11-50, Inc.	Delaware
Comp (TX) QRS 11-42, Inc.	Delaware
Comp Delaware LP	Delaware
Containers (DE) Limited Partnership	Delaware
Containers (DE) QRS 15-36, Inc.	Delaware
CPA 15 Finance Company (UK)
QRS 15-24, Inc.	Delaware
Dan (FL) QRS 15-7, Inc.	Delaware
Delaware Chip LLC	Delaware
Delaware Comp LLC	Delaware
Delmo (DE) QRS 11/12-1, Inc.	Delaware
Delmo (PA) QRS 11-36	Pennyslvania
Delmo 11/12 (DE) LLC	Delaware
Deykin Avenue (UK) QRS 15-22, Inc.	Delaware
Dfence (Belgium) 15 Sprl	Belgium
Dfence (Belgium) 15-16 Sprl	Belgium
Dfend 15 LLC	Delaware
DIY (Poland) Sp. Zoo	Poland
DSG (IN) QRS 15-44, Inc.	Delaware
EL Purchaser (CA) QRS 15-85, Inc.	Delaware
Energy (NJ) QRS 15-10, Inc.	Delaware
Engines (Ger) Qrs 15-90, Inc.	Delaware
Erwin Specht GmbH & Co. KG	Germany
Erwin Specht Verwactungs GmbH	Germany
Finit (FI) LLC	Delaware
Fit (CO) QRS 15-59, Inc.	Delaware
GAL III (IN) QRS 15-49, Inc.	Delaware
GAL III (NJ) QRS 15-45, Inc.	Delaware
GAL III (NY) QRS 15-48, Inc.	Delaware
GB-ACT (GER) Limited Partnership	Delaware
Gearbox (GER) QRS 15-95, Inc.	Delaware
Gift (VA) LLC	Delaware
Gift (VA) QRS 15-43, Inc.	Delaware
Goldfish (DE) LP	Delaware
GR (TX) GP QRS 11-67, Inc.	Delaware
GR (TX) LP	Delaware
GR (TX) Trust	Maryland
GRC (TX) Limited Partnership	Delaware
GRC (TX) QRS 15-47, Inc.	Delaware
GRC (TX) Trust	Maryland
GRC-II (TX) Limited Partnership	Delaware
GRC-II (TX) QRS 15-80, Inc.	Delaware
GRC-II (TX) Trust	Maryland
GS Landlord (MI) LLC	Delaware
GS Member (Mi) Qrs 15-89, Inc.	Delaware
H2 Investor (GER) QRS 15-91, Inc.	Delaware
H2 Lender (GER) QRS 15-92, Inc.	Delaware
Hammer (De) LP Qrs 15-33, Inc.	Delaware
Hammer (DE) QRS 15-32, Inc.	Delaware
Hellweg GmbH & Co.
Vermögensverwaltungs KG	Germany
Hinck 15 LP (DE) QRS 15-84, Inc.	Delaware
Hinck Landlord (DE) Limited Partnership	Delaware
HLWG Two (GER) LLC	Delaware
HLWG Two Lender SARL	Luxembourg
HLWG Two TRS SARL	Luxembourg
Hoe Management GmbH	Germany

Exhibit 21.1
SUBSIDIARIES OF REGISTRANT (Continued)

State or Country
Name of Subsidiary	of Incorporation
Hum (DE) QRS 11-45, Inc.	Delaware
ICG (TX) LP	Delaware
ICG-GP (TX) QRS 15-3, Inc.	Delaware
ICG-LP (TX) Trust	Maryland
ISA Jersey QRS 11-51, Inc.	Delaware
Jamesinvest sprl	Belgium
Kiinteisto Oy Tietoie 6	Finland
Kiinteisto Oy Tietokilo 1-2	Finland
Labrador (AZ) LP	Delaware
Learn (IL) QRS 11-53, Inc.	Delaware
Linden (GER) LLC	Delaware
Logic (UK) QRS 11-49, Inc.	Delaware
LT Fitness (DE) QRS 15-53, Inc.	Delaware
LT Landlord (Mn-Fl) LLC	Delaware
LT Manager (Mn-Fl) Qrs 15-88, Inc.	Delaware
Map Invest 1 SARL	France
Map Invest 2 SARL	France
Map Invest SCI	France
Mapi Invest SPRL	Belgium
Marcourt Investments Incorporated	Maryland
Master (DE) QRS 15-71, Inc.	Delaware
MBM-Beef (DE) QRS 15-18, Inc.	Delaware
Mechanic (AZ) QRS 15-41, Inc.	Delaware
Medi (PA) Limited Partnership	Delaware
Medi (PA) QRS 15-21, Inc.	Delaware
Medi (PA) Trust	Maryland
Metal (GER) QRS 15-94, Inc.	Delaware
Micro (CA) QRS 11-43, Inc.	Delaware
MM (UT) QRS 11-59, Inc.	Delaware
Module (DE) Limited Partnership	Delaware
CPA®:15 2007 10-K — 87

Exhibit 21.1
SUBSIDIARIES OF REGISTRANT (Continued)

State or Country
Name of Subsidiary	of Incorporation
Mons (DE) QRS 15-68, Inc.	Delaware
Neoserv (CO) QRS 10-13, Inc.	Colorado
Neoserv (CO) QRS 11-8, Inc.	Colorado
One Cabin Interior (FL) QRS 15-9, Inc.	Delaware
Optical (CA) QRS 15-8, Inc.	Delaware
Overtape (CA) QRS 15-14, Inc.	Delaware
OX (AL) LLC	Delaware
OX-GP (AL) QRS 15-15, Inc.	Delaware
Pem (MN) QRS 15-39, Inc.	Delaware
Pet (TX) GP QRS 11-62, INC.	Delaware
Pet (TX) LP	Delaware
Pet (TX) Trust	Maryland
Pets 15 (MD)	Maryland
Plano (TX) QRS 11-7, Inc.	Texas
Plastic (DE) Limited Partnership	Delaware
Plastic (DE) QRS 15-56, Inc.	Delaware
Plastic (DE) Trust	Maryland
Plex (WI) QRS 11-56, Inc.	Delaware
Plex Trust (MD)	Maryland
Plum (DE) QRS 15-67, Inc.	Delaware
Pohj Landlord (Finland) LLC	Delaware
Pohj Member (Finland) QRS 15-82, Inc.	Delaware
Pol (NC) QRS 15-25, Inc.	Delaware
Pol-Beaver LLC	Delaware
QRS 10-1 (ILL), Inc.	Illinois
QRS 10-5 (OH), Inc.	Ohio
QRS 11-29 (TX), Inc.	Texas
QRS 15-Paying Agent, Inc.	Delaware
QRS Kroger 11-2 (AR), Inc.	Delaware
QS (UK) QRS 15-42, Inc.	Delaware
QS ARK (DE) QRS 15-38, Inc.	Delaware
QS-Darwen (UK) QRS 15-60, Inc.	Delaware
Qshire (Ireland) QRS 15-29, Inc.	Delaware
Qshire (UK) QRS 15-30, Inc.	Delaware
Rails (UK) QRS 15-54, Inc.	Delaware
Randolph/Clinton Limited Partnership	Delaware
Replica (DE) QRS 15-97, Inc.	Delaware
RII (CA) QRS 15-2, Inc.	Delaware
Salted Peanuts (LA) QRS 15-13, Inc.	Delaware
Scan (OR) QRS 11-47, Inc.	Delaware
Semer Unternehmensverwaltung
GmbH & Co. KG	Germany
SF (TX) GP QRS 11-61, INC.	Delaware
SF (TX) LP	Delaware
SF (TX) Trust	Maryland
SFC (TN) QRS 11-21, Inc.	Tennessee
Shaq (DE) QRS 15-75, Inc.	Delaware
Shovel Management GmbH	Germany
Sport (MI) QRS 15-40, Inc.	Delaware
ST (TX) GP QRS 11-63, INC.	Delaware
ST (TX) LP	Delaware
ST (TX) Trust	Maryland
Stor-Move UH 15 Business Trust	Massachusetts
Suspension (DE) QRS 15-1, Inc.	Delaware
Thal Dfence Aubagne SCI	France
Thal Dfence Conflans SCI	France
Thal Dfence Guyancourt SCI	France
Thal Dfence Laval SCI	France
Thal Dfence Ymare SCI	France
Tissue SARL	France
Tito (FI) QRS 15-81, Inc.	Delaware
Toys (NE) QRS 15-74, Inc.	Delaware
UH Storage (DE) Limited Partnership	Delaware
UH Storage GP (DE) QRS 15-50, Inc.	Delaware
UK Logic LLC	Delaware
Uni-Tech (CA) QRS 15-64, Inc.	Delaware
Unitech (Il) LLC	Delaware

Exhibit 21.1
SUBSIDIARIES OF REGISTRANT (Continued)

State or Country
Name of Subsidiary	of Incorporation
Uni-Tech (PA) QRS 15-63, Inc.	Delaware
Uni-Tech (PA) Trust	Maryland
Uni-Tech (PA), L.P.	Delaware
UTI (IL) GP QRS 11-69, INC.	Delaware
UTI (IL) LP	Delaware
UTI (IL) TRUST	Maryland
Wadd-II (TN) LP	Delaware
Wadd-II GP (TN) QRS 15-19, INC.	Delaware
Weg (GER) QRS 15-83, Inc.	Delaware
Wegell GmbH & Co. KG	Germany
Wegell Verwaltungs GmbH	Germany
Wisco (WI) LP	Delaware
Wolv (DE) LP	Delaware
Wolv Trust	Maryland
World (DE) QRS 15-65, Inc.	Delaware
Worth (OH-TN) Limited Partnership	Delaware
Worth GP (OH-TN) QRS 15-72, Inc.	Delaware
Worth LP (OH-TN) QRS 15-73, Inc.	Delaware
Wrench (DE) LP	Delaware
Wrench (DE) QRS 15-31, Inc.	Delaware
Wrench (DE) Trust	Maryland
Zylinderblock (Ger) LLC	Delaware
CPA®:15 2007 10-K — 88